SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                           FORM 8-K


                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):
              March 13, 1998 (March 10, 1998)

                   HOTEL PROPERTIES L.P.
     (Exact name of registrant as specified in charter)

       Delaware        0-16991           13-3430078
    (State or other  (Commission       (IRS Employer
    jurisdiction of   File Number)   Identification No.)
    incorporation)


      3 World Financial Center, 29th Floor
              New York, New York                   10285
    (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code:
                     (212)526-3237


                     Not Applicable
(former name or former address if changed since last report)

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                    Page 1 of 4 pages.
             Exhibit Index appears on page 4.


ITEM 5.  OTHER EVENTS

     The following exhibit is filed in connection with the Registrant's notification of its limited partners of the negotiation of the potential sale of the partnership's four hotels for a cash purchase price of approximately $114 million, as more fully described in the attached Exhibit 99.1.

     Exhibits

     99.1 Letter, dated March 10, 1998, to the Limited Partners of Hotel Properties L.P. from Malachy J. Duffy, Jr.,
           Vice President of First Data Investor Services Group.

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                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HOTEL PROPERTIES L.P.

                                     By:  EHP/GP Inc.
                                          General Partner


Date: March 13, 1998                 /s/Jeffrey C. Carter
                                     Name:  Jeffrey C. Carter
                                     Title: President

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                         EXHIBIT INDEX

     99.1 Letter, dated March 10, 1998, to the Limited Partners of Hotel Properties L.P. from Malachy J. Duffy, Jr.,
           Vice President of First Data Investor Services Group.